JULIUS BAER INVESTMENT
                                     FUNDS

                         Julius Baer Global Income Fund
                     Julius Baer International Equity Fund

                   SUPPLEMENT DATED NOVEMBER 15, 2000 TO THE
                       PROSPECTUS DATED JANUARY 31, 2000
              THIS SUPPLEMENT SUPERSEDES ALL PREVIOUS SUPPLEMENTS


FOR THE JULIUS BAER INTERNATIONAL EQUITY FUND

The Adviser's contractual agreement to waive that portion of its fee equal to an annual rate of 0.15% of the Fund's average daily net assets will expire on November 15, 2000, and will not be renewed.

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FOR THE JULIUS BAER INTERNATIONAL  EQUITY FUND AND THE JULIUS BAER GLOBAL INCOME
FUND
In the Prospectus under the sections "The Fund's Fees and Expenses" footnote 1 is amended to read as follows:

   (1.) If you purchase shares on or after November 15, 1999, you will pay a redemption fee of 2% of the amount redeemed if those shares are sold 90 days or less from the date that they were purchased. The Fund may waive the redemption fee for certain tax-advantaged retirement plans. The Fund reserves the right to terminate or modify the terms of the redemption fee waiver at any time. For all redemptions, if you sell shares and request your money by wire transfer, the Fund reserves the right to impose a $12.00 fee. Your bank may also charge you a fee for receiving wires.

In the section "Purchasing Your Shares" the first paragraph under "More information about exchanges" is amended to read as follows:

A redemption fee of 2% of the amount redeemed will apply to shares exchanged for shares of the other Fund if the shares redeemed were purchased on or after November 15, 1999, and are exchanged 90 days or less after they were purchased. The Fund may waive the redemption fee for certain tax-advantaged retirement plans. The Fund reserves the right to terminate or modify the terms of the redemption fee waiver at any time.

In the section "Selling Your Shares" the first paragraph under "Redemption Fee" is amended to read as follows:

For shares purchased on or after November 15, 1999, a redemption fee of 2% of the value of the shares sold will be imposed on Class A shares and Class I shares redeemed 90 days or less after their date of purchase. The redemption fee is intended to limit short-term trading in the Funds or, to the extent that short-term trading persists, to impose the costs of that type of activity on the shareholders who engage in it. The redemption fee will be paid to the appropriate Fund. The Fund may waive the redemption fee for certain tax-advantaged retirement plans. The Fund reserves the right to terminate or modify the terms of the redemption fee waiver at any time.